JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                   Supplement to Prospectus dated July 1, 1997


                      John Hancock Dividend Performers Fund

Currently, the John Hancock Dividend Performers Fund (the "Fund") may only invest in common stocks that have a record of having increased their dividends in each of the preceding ten or more years. However, the Fund's investment management team desired to broaden its investable universe to include all companies that exhibit stable earning growth. The Fund's core strategy of investing in those will not change. In addition, its team leader, John F. Snyder, III, who has been in place since the Fund's inception, will not change.

In order to accomplish this change the Prospectus is modified as follows:

Delete the third paragraph under the Dividend Performers Fund heading on page 12 and replace with the following:

The Fund currently uses a strategy of investing primarily in those common stocks that have a record of having increased their dividends in each of the preceding ten or more years.

June 1, 1998


KB0PS  6/98